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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2005

SPX CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On March 14, 2005, Michael J. Mancuso was appointed to the Board of Directors of SPX Corporation (the "Company").

        On March 14, 2005, the Company issued a press release related to this event. A copy of the press release was filed as Exhibit 99.1 hereto and incorporated herein by reference.

        Although Mr. Mancuso was not initially made a member of any committee of the Board of Directors, on May 6, 2005 Mr. Mancuso was appointed to the Audit Committee of the Board of Directors.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release issued March 14, 2005 (previously filed).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
Date: May 12, 2005	By:	/s/ ROSS B. BRICKER Ross B. Bricker Senior Vice President, Secretary and General Counsel

S-1

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued March 14, 2005 (previously filed).

E-1

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  Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  ITEM 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX